                                                                   EXHIBIT 10.14

                                                                  EXECUTION COPY
                                                                  --------------

________________________________________________________________________________

________________________________________________________________________________




                                    WARRANT



      To Purchase 18,421 Units, initially consisting of 18,421 Shares of
                   Series A Preferred Stock, $.01 par value

                                     and

                 18,421 Shares of Common Stock, $.01 par value

                                      of

                              PMT HOLDINGS, INC.


                                March 31, 1997



________________________________________________________________________________

________________________________________________________________________________

                               TABLE OF CONTENTS
                               -----------------

                                                                                            PAGE
                                                                                            ----
1.   Definitions.........................................................................   -1-
     1.1   Definitions of Terms..........................................................   -1-
     1.2   Other Definitions.............................................................   -5-

2.   Exercise of Warrant.................................................................   -5-
     2.1   Right to Exercise; Notice.....................................................   -5-
     2.2   Manner of Exercise; Issuance of Underlying Securities.........................   -5-
     2.3   Effectiveness of Exercise.....................................................   -6-
     2.4   Continued Validity............................................................   -6-
     2.5   Automatic Exercise on Qualifying Offering Date................................   -7-

3.   Registration, Transfer, Exchange and Replacement of Securities; Legends.............   -7-
     3.1   Registration, Transfer, Exchange and Replacement of Securities................   -7-
     3.2   Legends.......................................................................   -8-

4.   Anti-Dilution Provisions............................................................   -9-
     4.1   Adjustment of Number of Shares of Stock Purchasable...........................   -9-
     4.2   Adjustment of Exercise Price..................................................   -9-
           (a)  Dividends, Distributions, Subdivisions and Combinations..................   -9-
           (b)  Reorganization, Reclassification or Recapitalization
                  of the Company.........................................................  -10-
           (c)  Other Dilutive Events....................................................  -10-
     4.3   Adjustments to Exercise Price.................................................  -11-
                Extraordinary Events.....................................................  -11-

5.   Reservation of Shares...............................................................  -12-

6.   Various Covenants of the Company....................................................  -12-
     6.1   No Impairment or Amendment; Continued Validity................................  -12-
     6.2   Listing on Securities Exchanges, etc..........................................  -13-
     6.3   Preemptive Rights.............................................................  -13-
     6.4   Indemnification...............................................................  -14-
     6.5   Certain Expenses..............................................................  -14-
     6.6   Financial Statements and Other Information....................................  -15-
     6.7   Registration Rights...........................................................  -15-

7.   Miscellaneous.......................................................................  -15-
     7.1   Nonwaiver.....................................................................  -15-

     7.2   Amendment and Waiver........................................ -16-
     7.3   Like Tenor.................................................. -16-
     7.4   Remedies.................................................... -16-
     7.5   Successors and Assigns...................................... -16-
     7.7   Governing Law............................................... -16-


Exhibit 2.2(a) Form of Notice of Exercise

Exhibit 3.1  Form of Assignment

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES LAW, AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF REGISTRATION THEREUNDER OR AN EXEMPTION THEREFROM

                                    WARRANT

                     To Purchase Units of Equity Interests
                                      of
                              PMT HOLDINGS, INC.

N0.W-I                                                            March 31, 1997

     THIS IS TO CERTIFY that, for value received, SOUTHERN PACIFIC TRANSPORTATION COMPANY, a Delaware corporation ("Southern Pacific"), or registered assigns, is entitled upon the due exercise hereof at any time during the Exercise Period (as hereinafter defined) to purchase in the aggregate 18,421 Units (as hereinafter defined), consisting of 18,421 shares of Preferred Stock and 18,421 shares Common Stock, of PMT Holdings, Inc., a Delaware corporation (the "Company"), at an Exercise Price of $10.00 per Unit, and to exercise the other rights, powers and privileges hereinafter provided, all on the terms and subject to the conditions hereinafter set forth.

     This Warrant is the Company's Warrant to Purchase Units of Equity Interests (herein, together with any warrants issued in exchange therefor or replacement thereof, all as amended, restated, supplemented or otherwise modified from time to time, called the "Warrant") exercisable in the aggregate, for 18,421 Units of the Company and issued pursuant to that certain Stock Purchase Agreement, dated as of March 31, 1997, by and among Union Pacific Railroad Company, Southern Pacific, Pacific Motor Transport Company and the Company.

1.   Definitions.
     -----------

     1.1  Definitions of Terms. The terms defined in this Section I, whenever
          --------------------
used and capitalized in this Warrant, shall, unless the context otherwise requires, have the following respective meanings:

     "Arbitration Procedure" shall mean, if applicable, the following procedure
      ---------------------
to determine the Fair Value or the Market Price. as applicable (the "valuation amount"). The valuation amount shall be determined by an investment banking firm of national recognition, which firm shall be reasonably acceptable to the Company and the Requisite Holders. If the Company and the Requisite Holders are unable to agree upon an acceptable investment banking firm within 10 days after the date either party proposed that one be selected, the investment banking firm will be selected by an arbitrator located in New York City selected by the American Arbitration Association (or if such organization ceases to exist, the arbitrator shall be chosen by a court of competent jurisdiction). The arbitrator shall select the investment banking firm (within 10 days of his appointment) from a list, jointly prepared by the Company and the Requisite Holders, of not more than four investment banking firms of national standing in the United States, of which no more than two may be named by the Company and no more than two may be named by the Requisite Holders. The arbitrator may consider, within the 10-day period allotted, arguments from the parties regarding which investment banking firm to choose, but the selection by the arbitrator shall be made in its sole discretion from the list of four. As soon as practicable following its selection, the investment banking firm shall make its own calculation of the valuation amount. The determination of the final valuation amount by such investment banking firm shall be final and binding upon the parties. If the valuation amount determined by such investment banking firm is more than 110% of the valuation amount set forth in the applicable Company Proposal, the Company shall pay the fees and expenses of the investment banking firm and arbitrator (if any) used to determined the valuation amount. If the valuation amount determined by such investment banking firm is not more than 110% of the valuation amount set forth in the applicable Company Proposal, the Warrant Holders shall, ratably based on the number of Warrants held by each of them, pay the fees and expenses of the investment banking firm and arbitrator (if any) used to determine the valuation amount. During the period commencing with the delivery of the Company Proposal and ending with the conclusion of the applicable Joint Determination Period, if any, the Company shall afford the Requisite Holders and their representatives reasonable access to the books, records and properties of the Company for the sole purpose of ascertaining the valuation amount.

     "Assignment" shall mean the form of Assignment appearing at the end of this
      ----------
Warrant.

     "Common Exercise Price" shall mean $1.00, as such price may be adjusted
      ---------------------
pursuant to section 4 hereof.

     "Common Stock" shall mean the common stock $.01 par value per share, of the
      ------------
Company as constituted on April 1, 1997 and any Shares into which such Common Stock shall have been changed or any Shares resulting from any reclassification of the Common Stock.

     "Company Proposal" shall have the meaning specified in the definition of
      ----------------
"Fair Value" contained below.

     "Equity Interests" shall mean any equity securities of the Company or
      ----------------
securities or other rights convertible into, exercisable or exchangeable for or otherwise representing the right to acquire equity securities of the Company, including this Warrant.

     "Exercise Period" shall mean the period commencing on April 1, 1997 and
      ---------------
terminating at the close of business on March 31, 2007.

     "Exercise Price" shall mean the sum of Common Exercise Price and the
      --------------
Preferred Exercise Price, as each such price may be adjusted pursuant to section 4 hereof.

     "Fair Value" shall mean, with respect to any Equity Interest, its Market
      ----------
Price, and with respect to any property or assets other than cash or securities, the fair value thereof determined in good faith by the Board of Directors of the Company and delivered in writing to the Warrant Holders, together with any supporting documentation or other data that the Board of Directors shall deem appropriate (the "Company Proposal"), provided, however, that if, within 10 days following receipt of the Company
--------  -------
Proposal the Requisite Holders notify the Company in writing of their disagreement with the Company Proposal the Fair Value shall be determined jointly by the Company and the Requisite Holders; provided further, however,
                                                  -------- -------  -------
that if the parties are not able to agree within a reasonable period of time, not to exceed 20 days (the "Joint Determination Period"), what amount constitutes Fair Value, then the Fair Value will be determined pursuant to the Arbitration Procedure.

     "Joint Determination Period" shall have the meaning specified in the
      --------------------------
definition of "Fair Value" contained above.

     "Market Price" means, as to any security, the average of the closing prices
      ------------
of such security's sales on all United States securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 p.m., New York time, on such day, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar or successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day. If at any time such security is not listed on any domestic securities exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Market Price" of such security shall be the fair value thereof as determined in good faith by the Board of Directors of the Company and set forth in writing in a Company Proposal delivered to the Warrant Holders; provided, however, that if within 10 days following receipt of
                 --------  -------
such Company Proposal the Requisite Holders notify the Company in writing of their disagreement with the Company Proposal the Market Price shall be determined jointly by the Company and the Requisite Holders; provided further,
                                                             -------- -------
however, that if the parties are not able to agree within the Joint
-------
Determination Period what amount constitutes the Market Price, then the Market Price will be determined pursuant to the Arbitration Procedure.

     "Notice of Assignment" shall mean the form of Notice of Assignment
      --------------------
appearing at the end of this Warrant.

     "Notice of Exercise" shall mean the form of Notice of Exercise appearing at
      ------------------
the end of this Warrant.

     "Officers' Certificate" shall mean a certificate signed on behalf of the
      ---------------------
Company by its President, Vice President or Treasurer.

     "Organizational Documents" of any Person shall mean such Person's charter
      ------------------------
and by-laws, partnership agreement, operating agreement, trust agreement, as applicable, and/or any other similar agreement, document or instrument.

     "Other Securities" shall mean with reference to the exercise privilege of
      ----------------
the Warrant Holder, any Shares (other than Units) of the Company and any other securities of the Company or of any other Person which the Warrant Holder at any time shall be entitled to receive, or shall have received, upon the exercise or partial exercise of the Warrant, in lieu of or in addition to Units, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Units (or Other Securities) pursuant to the terms of the Warrant or otherwise.

     "Person" shall mean an individual, a partnership, a corporation, an
      ------
association, a joint stock company, a trust, a limited liability company, a joint venture, an unincorporated organization or a governmental entity (or any agency, instrumentality or political subdivision thereof).

     "Preferred Exercise Price" shall mean $9.00, as such price may be adjusted
      ------------------------
pursuant to sction 4 hereof.

     "Preferred Stock" shall mean the Series A Preferred Stock, $.01 par value
      ---------------
per share, of the Company as constituted on April 1, 1997 and any Shares into which such Preferred Stock shall have been changed or any Shares resulting from reclassification of the Preferred Stock.

     "Qualifying Offering" shall mean the consummation of one or more
      -------------------
underwritten public offerings by the Company and/or selling stockholders as a result of which there exists a broad distribution of more than 20% of the Common Stock outstanding after consummation thereof.

     "Requisite Holders" shall mean, at any time, the registered holders of
      -----------------
Warrants representing a majority of the Underlying Securities obtainable upon exercise of the then outstanding Warrants.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any
      --------------
successor federal statute, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, all as the same shall be in effect from time to time.

     "Securities Exchange Act" shall mean the Securities Exchange Act of 1934,
      -----------------------
as amended, or any successor federal statute, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, all as the same shall be in effect from time to time.

     "Shares" of any Person shall include any and all shares of capital stock,
      ------
partnership interests, limited liability company interests, membership interests, or other shares, interests, participations, or other equivalents (however designated and of any class) in the capital of, or other ownership interest in, such Person and, as applied to the Company, shall include shares of Preferred Stock and Common Stock.

     "Special Distribution" shall have the meaning specified in section 4.2(b)
      --------------------
hereof.

     "Stockholders Agreement" shall mean that certain agreement, dated as of
      ----------------------
March 31, 1997, by and among the Company, Eos Partners, L.P., Southern Pacific, Don Orris, Gerry Angeli and Robert Cross.

     "Subsidiary" shall mean any corporation with respect to which a specified
      ----------
Person (or Subsidiary thereof) owns, directly or indirectly, a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors. As used herein, unless the context clearly requires otherwise, the term "Subsidiary" refers to a Subsidiary of the Company.

     "Underlying Securities" shall mean the Units (and/or Other Securities)
      ---------------------
issued or issuable, as the case may be, from time to time upon exercise of this Warrant, including, without limitation, any shares of Preferred Stock and/or Common Stock (and/or Other Securities) issued or issuable with respect thereto by way of dividend or distribution or in connection with a combination of shares of Preferred Stock or Common Stock, recapitalization, merger, consolidation, other reorganization or otherwise.

     "Unit" shall mean an Equity Interest consisting of one share of Preferred
      ----
Stock and one share of Common Stock, as adjusted pursuant to section 4 hereof.

     "Warrant" shall have the meaning specified in the preamble to this Warrant.
      -------

     "Warrant Holder" shall mean the holder of this Warrant.
      --------------

     1.2  Other Definitions. The terms defined in this section 1.2, whenever
          -----------------
used in this Warrant, shall, unless the context otherwise requires, have the following respective meanings:

     "this Warrant" (and similar references to any other document) shall mean
      ---- -------
this Warrant together with any warrants issued in exchange therefor or replacement thereof, all as amended, restated, supplemented or otherwise modified from time to time, and the words "herein" (and "therein"), "hereof"
                                           ------        -------     ------
(and "thereof"), "hereunder" (and "thereunder") and words of similar import
      -------     ---------        ----------
shall, unless the context clearly requires otherwise, refer to such instruments as they may from time to time be amended, restated, supplemented or otherwise modified.

2.   Exercise of Warrant.
     -------------------

     2.1  Right to Exercise; Notice. On the terms and subject to the conditions
          ------------------------
of this section 2, the Warrant Holder shall have the right at its option, to exercise this Warrant, in whole or in part, at any time or from time to time during the Exercise Period, all as more fully specified below.

     2.2  Manner of Exercise, Issuance of Underlying Securities. To exercise
          -----------------------------------------------------
this Warrant, the Warrant Holder shall deliver to the Company (a) a Notice of
                                                               -
Exercise (substantially in the form of Exhibit 2.2(a) attached hereto) duly
                                       --------------
executed by the Warrant Holder (or its attorney) specifying the number of Underlying Securities to be purchased, (b) an amount equal to the aggregate
                                        -
Exercise

Price for all Underlying Securities as to which this Warrant is then being exercised and (c) this Warrant. At the option of the Warrant Holder, payment of
               -
the Exercise Price shall be made (w) by wire transfer of funds to an account in
                                  -
a bank located in the United States designated by the Company for such purpose,
(x) by check payable to the order of the Company, (y) by application of any
 -                                                 -
Underlying Securities, as provided below, or (z) by any combination of such
                                              -
methods.

     Upon the exercise of this Warrant in whole or in part, the Warrant Holder hereof may, at its option, submit to the Company written instructions from such Warrant Holder to apply any specified portion of the Underlying Securities issuable upon such exercise in payment of the Exercise Price required upon such exercise, in which case the Company will accept such specified portion of the Underlying Securities (at a value per Underlying Security equal to the then Fair Value thereof less, in each case, the Exercise Price then in effect), in lieu of a like amount of such cash payment.

     Upon receipt of the items referred to in this section 2.2, the Company shall, as promptly as practicable, and in any event within five days thereafter, cause to be issued and delivered to the Warrant Holder (or its nominee) or the transferee designated in the Notice of Exercise, a certificate or certificates representing the number of Underlying Securities (including fractional shares) specified in the Notice of Exercise (but not exceeding the maximum number thereof issuable upon exercise of this Warrant) minus the number of Underlying Securities, if any, applied in payment of the Exercise Price. Such certificates shall be registered in the name of the Warrant Holder (or its nominee) or in the name of such transferee, as the case may be.

     If this Warrant is exercised in part, the Company shall, at the time of delivery of such certificate or certificates, issue and deliver to the Warrant Holder or the transferee so designated in the Notice of Exercise, a new Warrant evidencing the right of the Warrant Holder or such transferee to purchase at the Exercise Price then in effect the aggregate number of Underlying Securities for which this Warrant shall not have been exercised (and which have not been applied in payment of the Exercise Price) and this Warrant shall be canceled.

     2.3  Effectiveness of Exercise. Unless otherwise requested by the Warrant
          -------------------------
Holder, this Warrant shall be deemed to have been exercised and such certificate or certificates representing Underlying Securities shall be deemed to have been issued, and the holder or transferee so designated in the Notice of Exercise shall be deemed to have become the holder of record of such Underlying Securities for all purposes, as of the close of business on the date on which the Notice of Exercise, the Exercise Price and this Warrant shall have been received by the Company.

     2.4  Continued Validity. A holder of Underlying Securities issued upon the
          ------------------
exercise of this Warrant, in whole or in part, shall continue to be entitled to all rights to which a holder of this Warrant is entitled pursuant to the provisions of this Warrant except such rights as by their terms apply solely to the holder of a Warrant, notwithstanding that his Warrant is canceled following such exercise. The Company will, at the time of any exercise of this Warrant, upon the request of the holder of the Underlying Securities issued upon the exercise hereof, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to afford such holder all rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant and the Stockholders Agreement, including, without limitation, those set forth in sections 3.2 and 3.3 of the Stockholders Agreement and sections 6.1, 6.2, 6.3, 6.4 and 6.5 of this Warrant; provided that if such holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder all such rights.

     2.5    Automatic Exercise on Qualifying Offering Date. If this Warrant
            ----------------------------------------------
shall not have been exercised in full on or before the date of the consummation of a Qualifying Offering (the "Qualifying Offering Date"), then this Warrant shall be automatically exercised, without further action on the part of the Warrant Holder, in full on and as of the Qualifying Offering Date. Payment of the Exercise Price due in connection with any such automatic exercise pursuant to this section 2.5 shall be made by application of that portion of the Underlying Securities issuable upon such exercise (at a value per share equal to the then Fair Value thereof) unless before the Qualifying Offering Date the Warrant Holder shall notify the Company that such holder elects one of the other payment options set forth in section 2.2. Upon any such automatic exercise, the Company shall immediately cause to be issued and delivered to the Warrant Holder certificates registered in the name of the Warrant Holder (unless the Warrant Holder shall specifically instruct the Company otherwise) representing the Underlying Securities issued in connection with such automatic exercise of this Warrant minus the number of Underlying Securities, if any, applied in payment of
        -----
the Exercise Price. Upon receipt of such certificates, the Warrant Holder shall promptly surrender this Warrant to the Company for cancellation. The Company hereby agrees that it shall provide the Warrant Holders with prior written notice not less than 30 days in advance of the consummation of any Qualifying Offering.

3.   Registration, Transfer, Exchange and Replacement of Securities; Legends.
     -----------------------------------------------------------------------

     3.1    Registration, Transfer, Exchange and Replacement of Securities.
            --------------------------------------------------------------

            (a) The Company shall keep at its principal executive office (which is now located at the address set forth in the Stockholders Agreement) or at such other address (including that of any transfer agent) as the Company shall notify the Warrant Holder of in writing, registers in which it shall provide for the registration and transfer of any Equity Interests, including the Warrant and the Underlying Securities. The name and address of each holder of any Equity Interest shall be registered in such registers. The Company shall give to the Warrant Holder promptly (but in any event within 10 business days) following request therefor, a complete and correct copy of the names and addresses of all registered holders of any Equity Interests and the amount and kind of Equity Interest or Equity Interests held by each. Whenever any Equity Interest or Equity Interests of the Company held by a Warrant Holder shall be surrendered by such Warrant Holder for transfer or exchange, the Company at its expense will execute and deliver in exchange therefor a new Equity Interest or Equity Interests (in such denominations and registered in such name or names as may be requested in writing by the holder of the surrendered Equity Interest or Equity Interests) exercisable for the same aggregate number of Shares (in the case of the Warrant) or in the same aggregate number of Units (in the case of any Underlying Security), as applicable, as that of the Equity Interest or Equity Interests so surrendered, provided
                                                                     --------
     that
     any transfer tax relating to such transaction shall be paid by the holder requesting the exchange or the transferee of the applicable Equity Interest or Equity Interests. The Company may treat that Person in whose name any Equity Interest is registered as owner of such Equity Interest for all purposes.

          (b) Upon receipt of reasonably satisfactory evidence of the loss, theft, destruction or mutilation of any Equity Interest and (in the case of loss, theft or destruction) of reasonably satisfactory indemnity, and (in the case of mutilation) upon surrender of such Equity Interest, the Company at its expense will execute and deliver in lieu of such Equity Interest a new Equity Interest of like tenor. An unsecured agreement to indemnify and/or affidavit from such holder shall constitute satisfactory indemnity and/or satisfactory evidence of loss, theft, or destruction for the purpose of this section 3.1(b).

          (c) To transfer this Warrant, the Warrant Holder shall deliver to the Company a Notice of Assignment (substantially in the form of Exhibit 3.1
                                                                  -----------
     attached hereto) duly executed by the Warrant Holder (or its attorney) specifying that this Warrant (or any portion hereof) is to be transferred to the Person(s) named therein.

          (d) Prior to the transfer of this Warrant or any Underlying Securities, the Person to whom such transfer is to be made shall have executed an agreement joining in the Stockholders Agreement and agreeing to be bound by all provisions in the Stockholders Agreement applicable to a Warrant Holder. Any attempted transfer not permitted by, or effected in accordance with the terms of this Warrant or the Stockholders Agreement shall be null and void and neither the Company as the issuer of the Warrant or the Underlying Securities nor any transfer agent shall give any effect to such attempted transaction.

     3.2  Legends.  Neither this Warrant nor any Underlying Securities may be
          -------
transferred or assigned unless registered under the Securities Act or unless an exemption from such registration is available. Until the date on which a registration statement covering the Warrant becomes effective under the Securities Act, each Warrant shall bear a legend in substantially the following form:

          "THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES LAW, AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF REGISTRATION THEREUNDER OR AN EXEMPTION THEREFROM."

Until the date on which a registration statement covering the Underlying Securities becomes effective under the Securities Act, each certificate evidencing Underlying Securities shall bear a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE
          NOT BEEN REGISTERED UNDER THE SECURITIES

          ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES LAW, AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF REGISTRATION THEREUNDER OR AN EXEMPTION THEREFROM."

4.   Anti-Dilution Provisions
     ------------------------

     4.1  Adjustment of Number of Shares of Stock Purchasable.  Upon any
          ---------------------------------------------------
adjustment of the Common Exercise Price or the Preferred Exercise Price as provided in section 4.2, each Unit shall thereafter consist of (a) that number of shares of Common Stock (calculated to the nearest 1/100th of a share) obtained by multiplying the Common Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock evidenced by a Unit immediately prior to such adjustment and dividing the product thereof by the Common Exercise Price resulting from such adjustment and (b) that number of shares of Preferred Stock (calculated to the nearest 1/100th of a share) obtained by multiplying the Preferred Exercise Price in effect immediately prior to such adjustment by the number of shares of Preferred Stock evidenced by a Unit immediately prior to such adjustment and dividing the product thereof by the Preferred Exercise Price resulting from such adjustment.

     4.2  Adjustment of Exercise Price.  The Exercise Price shall be subject to
          ----------------------------
adjustment from time to time as set forth in this section 4.2.

          (a)  Dividends, Distributions, Subdivisions and Combinations.  If and
               -------------------------------------------------------
     whenever the Company subsequent to the date hereof:

               (i) declares a dividend upon, or makes any distribution in respect of, any shares of Preferred Stock and/or Common Stock (or any other Shares of the Company), payable in shares of Preferred Stock and/or Common Stock, as the case may be, or

               (ii) subdivides its outstanding shares of Preferred Stock and/or Common Stock into a larger number of shares of Preferred Stock and/or Common Stock, as the case may be, or

               (iii) combines its outstanding shares of Preferred Stock and/or Common Stock into a smaller number of shares of Preferred Stock and/or Common Stock, as the case may be, or then (x) the Common Exercise Price shall be adjusted to that price determined by multiplying the Common Exercise Price in effect immediately prior to such event by a fraction (1) the numerator of which shall be the total number of outstanding shares of Common Stock immediately prior to such event, and (2) the denominator of which shall be the total number of outstanding shares of Common Stock immediately after such event, and (y) the Preferred Exercise Price shall be adjusted to that price determined by multiplying the Preferred Exercise Price in effect immediately prior to such event by a fraction (1) the numerator of which shall be the total number of outstanding shares of Preferred Stock immediately prior to such event, and (2) the denominator of which shall be the total number of outstanding shares of Preferred Stock immediately after such event.

     (b)  Reorganization, Reclassification or Recapitalization of the Company.
          -------------------------------------------------------------------
Subject to Section 3.3 of the Stockholders Agreement, if and whenever subsequent to the date hereof the Company shall effect (i) any reorganization,
                                             -
reclassification or recapitalization of any Shares of the Company (other than in the cases referred to in section 4.2 (a)), (ii) any consolidation or merger of
                                            --
the Company with or into another Person, (iii) the sale, transfer or other
                                          ---
disposition of the property, assets or business of the Company as an entirety or substantially as an entirety or (iv) any other transaction (or any other event
                                 --
shall occur) as a result of which holders of the Underlying Securities become entitled to receive any Shares of the Company, any of its Subsidiaries or any other Person or other securities and/or property (including, without limitation, cash and/or Shares of any Subsidiary of the Company) with respect to or in exchange for the Underlying Securities (the transactions referred to in the foregoing clauses (i), (ii), (iii), and (iv) being each hereinafter referred to as a "Special Distribution"), there shall thereafter be deliverable upon the exercise of this Warrant (including any partial exercise) (in lieu of or in addition to the Underlying Securities theretofore deliverable, as appropriate) the highest number of the Underlying Securities and/or the greatest amount of property (including, without limitation, cash and/or Shares of any Subsidiary of the Company) which the Warrant Holder would have received if this Warrant had been exercised (or the appropriate proportion thereof upon any partial exercise) immediately prior to such Special Distribution (or the applicable record date therefor).

     Prior to and as a condition of the consummation of any Special Distribution, the Company shall make equitable, written adjustments in the application of the provisions set forth herein for the benefit of the Warrant Holder, in a manner reasonably satisfactory to the Warrant Holder so that all such provisions shall thereafter be applicable, as nearly as possible, in relation to any Underlying Securities or other securities or other property thereafter deliverable upon exercise of the Warrants and so that the holders of the Warrants will (prior to exercise) enjoy all of the rights and benefits enjoyed by any Person who shall have acquired any such Underlying Securities other securities or other property (including, without limitation, cash and/or Shares of any Subsidiary of the Company) in connection with any such Special Distribution, including, without limitation, any subsequent tender offer or redemption of any such Shares or other securities. Any such adjustment shall be made by and set forth in a supplemental agreement of the Company and/or the successor entity as applicable, for the benefit of the Warrant Holder and in form and substance acceptable to the Warrant Holder, which agreement shall bind the Company and/or the successor entity, as applicable, and the Warrant Holder and shall be accompanied by a favorable opinion of the regular outside counsel to the Company or the successor entity, as applicable (or such other firm as is reasonably acceptable to the Warrant Holder), as to the enforceability of such agreement and as to such other matters as the Warrant Holder may reasonably request.

     (c) Other Dilutive Events. If any other transaction or event shall occur as
         ---------------------
to which the other provisions of this section 4 are not strictly applicable but the failure to make any adjustment to the Exercise Price or to any of the other terms of this Warrant would not fairly protect the purchase rights and other rights represented by this Warrant in accordance with the essential intent and principles hereof, then, and as a condition to the consummation of any such transaction or event, and in each such case, the Company shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give its opinion as to the adjustment, if any, on a basis consistent with the essential intent and principles established in this section 4, necessary to preserve, without dilution, the rights represented by this Warrant. The certificate of any such firm of accountants shall be conclusive evidence of the correctness of any computation made under this section 4. The Company shall pay the fees and expenses of such firm of accountants in connection with any such opinion. Upon receipt of such opinion, the Company will promptly deliver a copy thereof to the Warrant Holder and shall make the adjustments described therein.

     4.3 Adjustment to Exercise Price. As promptly as practicable (but in any
         ----------------------------
event not later than five days) after the occurrence of any event requiring any adjustment under this section 4 to the Exercise Price (or to the number or kind of securities or other property deliverable upon the exercise of this Warrant), the Company shall, at its expense, deliver to the holder of this Warrant either
(i) an Officers' Certificate or (ii) a certificate signed by a firm of
 -                               --
independent certified public accountants of recognized national standing (which may be the regular auditors of the Company), setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated and specifying the adjusted Exercise Price and the number of Units (or Other Securities) purchasable upon exercise of this Warrant after giving effect to such adjustment. The certificate of any such firm of accountants shall be conclusive evidence of the correctness of any computation made under this section 4.

     4.4 Extraordinary Events. If and whenever the Company subsequent to the
         --------------------
date hereof shall propose the (i) pay any dividend to the holders of any Shares of the Company or to make any other distribution to the holders of any Shares of the Company (including, without limitation, any cash distribution), (ii) offer to the holders of any Shares of the Company rights to subscribe for or purchase any additional Shares of the Company or any other rights or options, (iii) effect any reclassification of the Shares of the Company (other than a reclassification involving merely the subdivision or combination of outstanding shares of Preferred Stock or Common Stock referred to in section 4.2(a)), (iv) engage in any reorganization or recapitalization or any consolidation or merger,
(v) consummate any sale, transfer or other disposition of its property, assets and business as an entirety or substantially as an entirety, (vi) effect any other transaction which might require an adjustment to the Exercise Price (or to the number of Units, securities or other property deliverable upon the exercise of this Warrant), including, without limitation, any transaction of the kind described in section 4.2(b), (vii) commence or effect the liquidation, dissolution or winding up of the Company or (viii) amend or modify any terms, condition or provision of its Organizational Documents then, in each such case, the Company shall deliver to the Warrant Holder an Officers' Certificate giving notice of such proposed action, specifying (A) the date on which the books of the Company shall close, or a record shall be taken, for determining the holders of Shares of the Company entitled to receive such dividend or other distribution or such rights or options or entitled to vote in respect of any such amendment or modification, or the date on which such reclassification, reorganization, recapitalization, consolidation, merger, sale, transfer, other disposition, transaction, liquidation, dissolution or winding up shall take place or commence, as the case may be, and (B) the date as of which it is expected that holders of Shares of the Company shall be entitled to receive Shares of the Company, securities or other property deliverable upon such action, if any such date is to be fixed, or to vote in respect of any such amendment or modification. Such Officers' Certificate shall be delivered in the case of any action covered by clause (i) or (ii) above, at least 30 days prior to the record date for determining holders of Shares of the Company for purposes of receiving such payment or offer, and, in any other case, at least 30 days prior to the date upon which such action takes place and 20 days prior to any record date to determine holders of Shares of the Company entitled to receive such securities or other property or to vote in respect of any such amendment or modification.

5.   Reservation of Shares. The Company has reserved and after the date hereof
     ---------------------
will at all times reserve and keep available, solely for issuance, sale and delivery upon the exercise of this Warrant, such number of shares of Preferred Stock and Common Stock (and/or Other Securities) equal to the number of shares of Preferred Stock and Common Stock (and/or Other Securities) included in the Units purchasable upon the exercise of this Warrant. All such shares of Preferred Stock and Common Stock (and/or Other Securities) shall be duly authorized and, when issued upon exercise of this Warrant in accordance with the terms hereof, will be validly issued, fully paid and nonassessable with no liability on the part of the holders thereof and not subject to preemptive rights on the part of any other Person or to any lien, charge or other security interest imposed by, or arising from, any act or omission of the Company.

6.   Various Covenants of the Company.
     --------------------------------

     6.1  No Impairment or Amendment: Continued Validity. The Company shall not
          ----------------------------------------------
by any action, including, without limitation, amending its Organizational Documents, any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of Shares or other securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate to protect the rights of the Warrant Holder against impairment. Without limiting the generality of the foregoing, the Company, (a) will not permit the par value of any Underlying Securities issuable
          -
upon exercise of this Warrant to be greater than the amount payable therefor upon exercise, (b) will take all such action as may be necessary or appropriate
                -
in order that the Company may validly issue fully paid and nonassessable Underlying Securities, (c) will obtain and maintain all such authorizations,
                        -
exemptions or consents from any public regulatory body having jurisdiction, as may be necessary to enable the Company to perform its obligations under this Warrant, (d) will not issue any capital stock or enter into any agreement or
          -
transaction, the terms of which would have the effect, directly or indirectly, of preventing the Company from honoring its obligations hereunder for the benefit of any Warrant Holder and/or the Underlying Securities, and (e) will not
                                                                     -
amend or modify any term, condition or provision of its Organizational Documents, or any related agreement, document or instrument, in a manner which would impair the Company's ability to perform its obligations hereunder

     So long as any Warrant or Underlying Securities are outstanding, the Company will upon the occurrence of any of the foregoing events acknowledge in writing, in form satisfactory to any holder of any such security, the continued validity of the Company's obligations hereunder.

     6.2  Listing on Securities Exchanges, etc. At all times following the
          -----------------------------------
exercise of this Warrant the Company will maintain the listing of all Underlying Securities on each securities exchange or market or trading system on which such securities are then or at any time thereafter listed or traded.

     6.3  Preemptive Rights.
          -----------------

          (a) If the Company wishes to issue, grant or sell any Equity Interests for a consideration per Equity Interest less than the Fair Value per Equity Interest, the Company shall give the Warrant Holder notice (the "Issue Notice") in writing stating, as to such proposed offering, the number and type of Equity Interests to be issued, granted or sold (the "Issuable Securities"), the cash price, if any, per security at which such Equity Interests are to be issued, granted or sold (the "Cash Price"), the percentage of such Issuable Securities that the Warrant Holder shall have the right to acquire (determined as set forth below), and any other terms and conditions pertaining to such proposed issuance, grant or sale (the "Proposed Conditions") The Issue Notice shall be deemed to constitute an irrevocable offer (open to acceptance for a period of 30 days from the date of receipt by the Warrant Holder of the Issue Notice ("the Issue Period")) to the Warrant Holder to participate in the issuance, grant or sale. The Warrant Holder shall have the right to acquire up to that percentage of Issuable Securities equal to the percentage of the Units that it then owns or has the right to acquire at the Cash Price and otherwise upon the Proposed Conditions. Notwithstanding anything to the contrary contained herein, this section 6.3(a) shall not apply to (i) the issuance by the Company to employees or directors of or consultants to the Company or any of its Subsidiaries pursuant to any employment, compensation or similar arrangements of options to purchase shares of Common Stock and/or Preferred Stock or (ii) the issuance of Equity Interests upon the exercise of any such options.

          (b) The Warrant Holder may elect to participate in the issuance, grant or sale by delivering a written notice of such participation (which notice shall indicate the amount of Issuable Securities the Warrant Holder elects to acquire, which may be all or any portion of the Issuable Securities the Warrant Holder is entitled to acquire and, in the case of a sale, the date, which shall be a business day within 60 days after the notice of participation is given, on which the Warrant Holder elects to close such purchase) on or prior to the last day of the Issue Period.

          (c) (i) The closing of a purchase of Issuable Securities by the Warrant Holder shall take place at the principal executive offices of the Company on the date specified in the Warrant Holder's notice of participation. At such closing, the Company shall deliver to the Warrant Holder certificates representing the Issuable Securities so purchased, free and clear of all liens, which Issuable Securities shall be validly issued, fully paid and non-assessable, and the Warrant Holder shall deliver to the Company a bank check in the amount of the product of (i) the Cash Price per Issuable Security and (ii) the number of Issuable Securities being purchased by the Warrant Holder.

               (ii) Notwithstanding anything to the contrary herein, if there shall occur a material adverse change in the Company's business, assets, liabilities or financial condition at any time prior to the acquisition of the Issuable Securities by the Warrant Holder and after giving the Issue Notice, then the Warrant Holder may abandon the acquisition of the Issuable Securities pursuant to this section 6.3 by giving notice to the Company within five (5) days of the date on which the Warrant Holder learned of the facts giving rise to its determination that a material adverse change has occurred, which notice shall specify such facts and the reason for the Warrant Holder's conclusion that a material adverse change has occurred in reasonable detail. Notwithstanding anything to the contrary contained herein, the Warrant Holder shall not be obligated to acquire any Issuable Securities to this section 6.3 if the Warrant Holder is legally barred from consummating such acquisition (whether as the result of the absence of a necessary consent, the presence of an injunction or restraining order or otherwise).

          (d) Upon the expiration of the Issue Period described above or, with respect to any Issuable Securities the acquisition of which has been abandoned pursuant to section 6.3(c)(ii), upon receipt of the notice of abandonment, the Company will be free to issue, grant or sell such Issuable Securities which the Warrant Holder has not elected to so acquire or the acquisition of which has been abandoned during the 120 days following such expiration or the receipt of such notice, as the case may be, for at least the Cash Price and otherwise on terms and conditions no more favorable to the acquirors thereof than the Proposed Conditions. Any securities not issued, granted or sold by the Company within such 120 day period shall once again be subject to all terms of this section 6.3 and must be offered to the Warrant Holder pursuant to the terms of this section 6.3 prior to any offering thereof or otherwise.

          (e)  The rights granted to the Warrant Holder pursuant to this section
     6.3 shall terminate upon the completion of a Qualifying Offering.

     6.4  Indemnification. The Company shall indemnify, save and hold harmless
          ---------------
the Warrant Holder and the holder of any Underlying Securities from and against any and all liability, loss, cost, damage, reasonable attorneys' and accountants' fees and expenses, court costs and other out-of-pocket expenses reasonably incurred by the Warrant Holder in connection with the enforcement of any of the terms hereof.

     6.5  Certain Expenses. The Company shall pay all expenses in connection
          ----------------
with, and all taxes (other than transfer taxes and expenses of transfer incurred by the Warrant Holder) and other governmental charges that may be imposed in respect of, the issue, sale and delivery of this Warrant and any Underlying Securities.

     6.6  Financial Statements and Other Information.  The Company shall deliver
          ------------------------------------------
to the Warrant Holder:

          (a) as soon as available but in any event within 45 days after the end of each quarterly accounting period in each fiscal year, unaudited consolidating (if available) and consolidated statements of income and cash flows of the Company and its Subsidiaries for such quarterly period and for the period from the beginning of the fiscal year to the end of such quarterly period, and consolidating (if available) and consolidated balance sheets of the Company and its Subsidiaries as of the end of such quarterly period, setting forth in each case comparisons to the corresponding period or periods in the preceding fiscal year, and all such statements shall be prepared in accordance with generally accepted accounting principles, consistently applied, subject to the absence of footnote disclosures and to normal year-end adjustments:

          (b) within 105 days after the end of each fiscal year, consolidating (if available) and consolidated statements of income and cash flows of the Company and its Subsidiaries for such fiscal year, and consolidating (if available) and consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal year, setting forth in each case comparisons to the preceding fiscal year, all prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by, with respect to the consolidated portions of such statements, an opinion containing no exceptions or qualifications of an independent accounting firm of recognized national standing;

          (c) with reasonable promptness, such other non-privileged information and financial data concerning the Company and its Subsidiaries (excluding, however, any information or financial data the disclosure of which would be detrimental to the competitive position, business or affairs of the Company as determined in good faith by the Board of Directors of the Company) as any Warrant Holder may reasonably request; and

          (d)  the rights granted to the Warrant Holder pursuant to this Section
     6.6 shall terminate upon the completion of a Qualifying Offering.


     6.7  Registration Rights. The Company shall not grant to any Persons the
          -------------------
right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities unless the Warrant Holder is granted the right to participate in any registrations with such Persons pro rata on the basis of the number of Underlying Securities owned by or issuable to the Warrant Holder.

7.   Miscellaneous.
     -------------

     7.1  Nonwaiver.  No course of dealing or any delay or failure to exercise
          ---------
any right, power or remedy hereunder on the part of the holder of this Warrant or of any Underlying Securities shall operate as a waiver of or otherwise prejudice such holder's rights, power or remedies.

     7.2 Amendment and Waiver. Any term, covenant, agreement or condition of
         --------------------
this Warrant may, with the consent of the Company, be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by one or more substantially concurrent written instruments signed by the Requisite Holders and the Company, provided that (a)
                                                             --------       -
no such amendment or waiver shall change (i) the number of Underlying
                                          -
Securities issuable upon the exercise of this Warrant, (ii) the manner of
                                                        --
exercise, (iii) the amount of any payment due upon the exercise or (iv) the
           ---                                                      --
duration of Exercise Period without the prior written consent of the warrant Holder and (b) no such amendment or waiver shall extend to or affect
                    -
any obligation not expressly amended or waived or impair any right consequent thereon.

     7.3  Like Tenor. All Warrants shall at all times be identical, except as to
          ----------
the preamble to each Warrant.

     7.4  Remedies. The Company stipulates that the remedies at law of the
          --------
holder or holders of this Warrant and/or of any Underlying Securities in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise. No remedy conferred in this Warrant on the Warrant Holder is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or under any other agreement, document or instrument or now hereafter existing at law or in equity or by statute or otherwise.

     7.5  Successors and Assigns. This Warrant and the rights evidenced hereby
          ---------------------
shall inure to the benefit of and be binding upon the successors and assigns of the Company, the holder or holders of this Warrant and, as applicable, of any Underlying Securities, to the extent provided herein, and shall be enforceable by such holder or holders.

     7.6  Confidentiality. The Warrant Holder shall hold in confidence all
          ---------------
nonpublic information of the Corporation provided or made available to it pursuant to this Warrant until such time as such information has become publicly available other than as a consequence of any breach by such Warrant Holder of its confidentiality obligations hereunder (provided that such information may be disclosed to the extent required by judicial or administrative process or by requirement of law) and to any such Warrant Holder's employees or representatives who agree to be bound by this Section.

     7.7  Governing Law. This Warrant shall be governed by and construed in
          -------------
accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other juridiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

     7.8  Headings; Entire Agreement; Partial Invalidity, etc. The table of
          --------------------------------------------------
contents and headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Warrant, together with the Stockholders Agreement, embodies the entire agreement and understanding between the holder hereof and the Company and supersedes all prior agreements and understandings relating to the subject matter hereof. In case any provision in this Warrant or the Stockholders Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed as an instrument under seal by its duly authorized officer as of the date first above written.


                                             PMT HOLDINGS, INC.,
                                             a Delaware corporation


                                             By: /s/ Douglas R. Korn
                                                --------------------------

                                             Name:  Douglas R. Korn

                                             Title:  Vice President

                                                                  Exhibit 2.2(a)
                                                                  --------------


                            FORM OF NOTICE EXERCISE

              (To be executed only upon partial or full exercise
                            of the within Warrant)

     The undersigned registered holder of the within Warrant irrevocable exercises the within Warrant for and purchases _____________ Units, consisting of ________ shares of Series A Preferred Stock and ___________ shares of Common Stock, of PMT Holdings, Inc. and herewith makes payment therefor in the amount of $_________, all at the price, in the manner and on the terms and conditions specified in the within Warrant, and requests that a certificate for the Underlying Securities hereby purchased be issued in the name of and delivered to [choose one] (a) the undersigned or (b) _____________, whose address is
 ----------   -                      -
___________________________________________________ and, if Units shall not include all the Underlying Securities issuable as provided in the within Warrant, that a new Warrant of like tenor for the Underlying Securities not being purchased hereunder be issued in the name of and delivered to [choose one]
                                                                     ----------
(a) the undersigned or (b) __________________________________, whose address is
 -                      -
____________________________.


Dated: __________, _____


                                             [                           ]


                                             By ________________________________
                                                (Signature of Registered Holder)


NOTICE: The signature on this Notice of Exercise must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                                                   Exhibit 3.1
                                                                   -----------

                              FORM OF ASSIGNMENT

        (To be executed only upon the assignment of the within Warrant)


          FOR VALUE RECEIVED, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto ______________________________, whose address is __________________________________, all of the rights of the undersigned under the within Warrant, with respect to ______ Units of Equity Interests of PMT Holdings, Inc. and, if such Units shall not include all the Underlying Securities issuable as provided in the within Warrant, that a new Warrant of like tenor for the Underlying Securities not being transferred hereunder be issued in the name of and delivered to [choose one] (a) the
                                                     ----------   -
undersigned or (b) _____________________________, whose address is
                -
______________________________, and does hereby irrevocably constitute and appoint _______________ Attorney to register such transfer on the books of PMT Holdings, Inc. maintained for the purpose, with full power of substitution in the premises.


Dated: ___________________, 19__.


                                        [                                      ]


                                        By:_____________________________________
                                             (Signature of Registered Holder)


NOTICE: The signature on this Assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

                                     -20-